===============================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Internet Communications Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                      Internet Communications Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                      INTERNET COMMUNICATIONS CORPORATION
                       7100 E. BELLEVIEW AVE., SUITE 201
                       GREENWOOD VILLAGE, COLORADO  80111
                           TELEPHONE - (303) 770-7600

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 19, 1998

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF INTERNET COMMUNICATIONS CORPORATION:

     An Annual Meeting of Shareholders of Internet Communications Corporation, a Colorado corporation (the "Company"), will be held at the Company's offices at 7100 E. Belleview Ave., Suite 201, Greenwood Village, Colorado 80111, on May 19, 1998 at 1:00 p.m., Denver time, to consider and take action on:

     1.  A proposal to elect two directors.

     2. A proposal to approve an amendment to the 1996 Incentive Stock Plan to increase the number of options available to be granted from 875,000 to 975,000.

     3. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The discussion of the proposals of the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

     Only shareholders of record at the close of business on April 7, 1998, will be entitled to notice of and to vote at this annual meeting, or any adjournment or adjournments thereof.



     Date:  April 17, 1998        By Order of the Board of
                                  Directors:



                                  John M. Couzens, Interim President



     YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

                      INTERNET COMMUNICATIONS CORPORATION

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 19, 1998


     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES (IN THE FORM ENCLOSED) BY THE BOARD OF DIRECTORS OF INTERNET COMMUNICATIONS CORPORATION (THE "COMPANY") TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") AT 1:00 P.M. (DENVER TIME), ON MAY 19, 1998, AT THE COMPANY'S OFFICES AT 7100 E. BELLEVIEW AVE., SUITE 201, GREENWOOD VILLAGE, COLORADO 80111. THE PROXY AND PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS ON OR ABOUT APRIL 17, 1998.


                             REVOCABILITY OF PROXY

     If the enclosed Proxy is executed and returned, it will be voted on the proposals as indicated by the shareholder. The Proxy may be revoked by the shareholder at any time prior to its use by notice in writing to the Secretary of the Company, by executing a later dated proxy and delivering it to the Company prior to the meeting or by voting in person at the meeting.

                                 SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and Proxy (the "Proxy Materials"), miscellaneous costs with respect to the Proxy Materials and solicitation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                                                                 PAGE
Revocability of Proxy..........................................................................   1
Solicitation...................................................................................   1
Voting Securities..............................................................................   4
Directors and Executive Officers of the Company................................................   4
Directors Meetings and Standing Committees.....................................................   7
Executive Compensation.........................................................................   7
Related Party Transactions.....................................................................   9
Security Ownership of Certain Beneficial Owners and Management.................................  10
Compliance with Section 16(a) of the Securities Exchange Act of 1934...........................  12
Price Range of the Company Common Stock........................................................  13
Proposal One, A Proposal to Elect Two Directors to Office......................................  13
Proposal Two, A Proposal to Approve an Amendment to the 1996 Incentive Stock Plan to Increase
 the Number of Options Available to be Granted from 875,000 to 975,000.........................  14
Company's Relationship With Independent Certified Public Accountants...........................  16
Financial Information..........................................................................  17
Other Matters..................................................................................  17
Shareholder Proposals..........................................................................  17

                               VOTING SECURITIES

     Shareholders of record at the close of business on April 7, 1998 will be entitled to vote on all matters. On the record date the Company had 5,397,887 shares of Company Common Stock outstanding. The holders of the Company Common Stock are entitled to one vote per share. The Company has no class of voting securities outstanding other than the Company Common Stock. One third of the issued and outstanding shares of the Company Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum at any shareholders' meeting. Adoption of Proposal Two will require that the votes cast favoring the action must exceed the votes cast opposing the action. In the election of directors (Proposal One), that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors. Abstentions and "broker non-votes" (referring to instances where a broker or other nominee physically indicates on the proxy that, because it has not received instructions from beneficial owners, it does not have discretionary authority as to certain shares of Company Common Stock to vote on the proposal) will have no effect on Proposals One and Two. The proxies named in the enclosed proxy card may, at the direction of the Board, vote to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies necessary for approval of a proposal or otherwise.



                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     In February 1998, Joseph P. Nacchio resigned from the board and was replaced in March 1998 by Reynaldo U. Ortiz who will serve Mr. Nacchio's unexpired term ending in 2000. Also in March 1998, Arnell J. Galley resigned from the board and was replaced by Robert L. Smith whose term will expire at the forthcoming annual meeting of shareholders. Currently, there are eight (8) directors serving on the Board, seven (7) of whom are currently not employees of the Company.

     The Directors and Executive Officers of the Company are as follows:


                  TERM
NAME              EXPIRES   AGE  POSITIONS AND OFFICES HELD
----              -------   ---  --------------------------

John M. Couzens      1999  37  Director, Interim President and Chief Executive Officer
Thomas C. Galley     1999  42  Director
Peter A. Guglielmi   1998  55  Director
William J. Maxwell   2000  55  Director
Craig D. Slater      2000  41  Director
Reynaldo U. Ortiz    2000  51  Director
Richard T. Liebhaber 1999  63  Director
Robert L. Smith      1998  54  Director
Paul W. Greiving     n/a   40  Chief Financial Officer, Vice President, Treasurer, and
                               Secretary
Mary Beth Loesch     n/a   37  President, Technologies Group
Tim Griffin          n/a   48  Vice President Sales & Marketing


     The following sets forth biographical information as to the business experience of each Officer and Director of the Company for at least the past five years.

     JOHN M. COUZENS - DIRECTOR, INTERIM PRESIDENT AND CHIEF EXECUTIVE OFFICER. Mr. Couzens was appointed to the Company's Board of Directors in September 1996 and was named Vice President, Treasurer and General Manager of Voice Systems in March 1997. In March 1998, he was appointed Interim President and Chief Executive Officer. He had been President and Chief Executive Officer of Interwest Communications C.S. Corporation ("Interwest") from April 1996 until September 1996 and was Vice President, Chief Financial Officer and Treasurer of Interwest Group Inc. ("Group") from September 1994 until March 1996. Prior to joining Group, Mr. Couzens was Vice President and Division Manager at The Northern Trust Company.

     THOMAS C. GALLEY - DIRECTOR.   In 1986, Mr. Galley co-founded Internet
Datacomm, Inc., which was subsequently acquired and merged into the Company. From February 1990 until March 1998, he served as the Company's President and Chief Executive Officer and remains a member of its Board of Directors.

     PETER A. GUGLIELMI - DIRECTOR. Mr. Guglielmi was appointed to the Company's Board of Directors in July 1995. Mr. Guglielmi has served as the Executive Vice President and Chief Financial Officer of Tellabs, Inc., a major supplier of advanced networking solutions to the telecommunications industry worldwide, since 1988. Mr. Guglielmi served as President of Tellabs International, Inc., with responsibility for all activities outside the United States, from 1993 to 1997. Mr. Guglielmi also serves as a member of the Board of Directors of Tellabs and The Cherry Corporation.

     WILLIAM J. MAXWELL - DIRECTOR. Mr. Maxwell was elected to the Company's Board of Directors in June 1996. Mr. Maxwell is Executive Vice President Strategic Planning, Sales & Marketing of Advanced Radio Telecom, a telecommunications company delivering integrated, high-speed communications solutions to businesses. Prior to joining Advanced Radio, Mr. Maxwell was Executive Vice President of ICG Communications and President and Chief Executive Officer of ICG Telecom Group, Inc., a leading competitive local exchange carrier.

     CRAIG D. SLATER - DIRECTOR. Mr. Slater has been a Director of Internet since September 1996. He has been President of Anschutz Investment Company since August 1997 and Vice President--Acquisitions and Investments of both Anschutz Company (the majority shareholder of the Company) and The Anschutz Corporation since August 1995. Mr. Slater served as Corporate Secretary of Anschutz Company and The Anschutz Corporation from September 1991 to October 1996 and held various other positions with those companies from 1988 to 1995. He has been a Director of Forest Oil Corporation since 1995, and a Director of Qwest Communications International, Inc. since February 1997.

     REYNALDO U. ORTIZ - DIRECTOR. Mr. Ortiz was named to Internet's Board in March 1998. Mr. Ortiz became Managing Director and Senior Vice President -- International of Qwest Communications Corporation (QCC), an affiliate of the Company's majority shareholder, in December 1997. Before joining QCC full time, Mr. Ortiz was a consultant to QCC. Previously, Mr. Ortiz served as President and CEO of US West International, Inc. He also developed international distribution sales and marketing agreements and product sourcing for International Business Machines, Inc.

     RICHARD T. LIEBHABER - DIRECTOR. Mr. Liebhaber has been a Director of Internet since May 1997. He has been a Managing Director of Veronis, Suhler & Associates, Inc., the New York media merchant banking firm, since June 1995. Mr. Liebhaber currently serves as a member of the Board of Directors for Qwest Communications International, Inc., Objective Communications, Inc., Alcatel

Network Systems, Inc., Avici Systems, Inc., Visiting Nurse Service of New York, and Scholz Master Builders. Mr. Liebhaber is a member of the Steering Committee for the National Information Infrastructure for the Computer Science and Telecommunications Board - National Research Council. In addition, he serves as Vice Chairman of the WPAS (Washington Performing Arts Society). From December 1985 to his retirement in May 1995, Mr. Liebhaber served as Executive Vice President of MCI Communications Corporation and as a member of its Management Committee. Mr. Liebhaber was a member of the Board of Directors of MCI Communications Corporation from July 1992 until his retirement in May 1995.

     ROBERT L. SMITH - DIRECTOR. Mr. Smith was appointed to the Board in March 1998. Mr. Smith was previously appointed to the Board and served as a Director from September 1996 through June 1997 until his retirement. Prior to retiring, Mr. Smith was Vice President of Network Systems for Interwest. Prior to that he was President of Interwest from 1987 until April 1996.

     PAUL W. GREIVING - CHIEF FINANCIAL OFFICER. Mr. Greiving was the Company's Treasurer and Chief Financial Officer from December 1990 until his resignation in August 1995. He re-joined the Company in May 1997 as the Company's Chief Financial Officer. In March 1998, he was appointed to the additional offices of Vice President, Treasurer and Secretary of the Corporation. During the period from August 1995 to May 1997, Mr. Greiving was the Chief Financial Officer for Mincom, Inc., a wholly-owned subsidiary of an Australian software company.

     MARY BETH LOESCH - PRESIDENT TECHNOLOGIES GROUP. Ms. Loesch joined the Company in January 1998. From September 1996 until January 1998, she was the Director managing the Denver telecommunications consulting practice for KPMG Peat Marwick. From January 1995 until April 1996, she was Senior Vice President of Marketing and Print Services for CSG Systems, Inc., a Denver based customer management solutions provider for converging communications including cable, DBS, telecom and on-line services. From July 1982 through January 1995, Ms. Loesch held a variety offices at US West including senior level strategic and operating positions. The last position she held was Executive Director of Marketing Strategy for the US West Communications division.

     TIM GRIFFIN - VICE PRESIDENT SALES & MARKETING. Mr. Griffin joined the Company in October 1996. From June 1995 until September 1996, Mr. Griffin was Vice Chancellor of Corporate and Public Affairs for the Oregon State System of Higher Education (OSSHE). From May 1993 until April 1995, Mr. Griffin was Vice President and General Manager of US West's Federal Services Division. During his 12 years with US West, he also served as Vice President of Marketing for the Business & Government Services Division.

     Messrs. Guglielmi, Maxwell, Galley, Ortiz and Smith are compensated for serving as members of the Board and receive $2,000 for each board meeting attended; the reimbursement of all travel and other expenses incurred in connection with such meetings; and the issuance to each outside director on an annual basis, commencing in 1997 on the anniversary date of the Director's service, or the date in 1997 on which a Director was appointed to the corporation's board, whichever is the case, of $10,000 of the Corporation's stock based upon the closing per share price of the Corporation's stock on the business day next preceding the date of issuance. Messrs. Liebhaber and Slater have agreed not to receive compensation.

     Officers of the Company are currently elected by, and serve at the discretion of, the Board of Directors.

                  DIRECTORS' MEETINGS AND STANDING COMMITTEES

     Since the Annual Meeting of Shareholders on July 10, 1997, four meetings of the Board of Directors were held. During the last fiscal year, no incumbent director attended fewer than 75% of the meetings of the Board of Directors and committees of the Board of which he served.

     The Board has established standing Executive, Audit, and Compensation committees. There is no nominating or other committee performing similar functions.

     The Executive Committee, during the intervals between meetings of the Board
     -----------------------
of Directors, may exercise all of the authority of the Board of Directors in the management of the Corporation. All minutes of the Executive Committee are submitted to the next successive meeting of the Board and are recorded in the minute book of the Corporation. The current members of the Executive Committee are John M. Couzens, Chairman, William J. Maxwell and Craig D. Slater.

     The Audit Committee reviews the scope and results of the audit of the
     -------------------
Company by the Company's independent accountants and makes recommendations to the Board as to the selection of independent accountants. In addition, the Committee reviews, with the independent accountants, systems of internal control and accounting policies and procedures, and directs and supervises investigations into matters within the scope of its duties. The current members of the Audit Committee are Peter A. Guglielmi, Chairman, William J. Maxwell and Craig D. Slater.

     The Compensation Committee makes recommendations to the Board concerning
     --------------------------
matters related to compensation for certain management personnel and certain executive and management incentive and benefit plans. The current members of the Compensation Committee are Richard T. Liebhaber, Chairman, Peter A. Guglielmi, and William J. Maxwell.

                            EXECUTIVE COMPENSATION

        The following table sets forth the total renumeration paid during the Company's fiscal year ended December 31, 1997 and the prior two years to the Chief Executive Officer, and other executive officers whose total cash and non-cash compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE


                                                   Annual Compensation                   Long Term Compensation Awards

                                       ----------------------------------------------------------------------------------------
                                                                         Other                                       All
                                                                         Annual     Restricted                       Other
                                                                         Compen-    Stock       Options/  LTIP       Compen-
  Name and                                           Salary    Bonus     sation     Award(s)    SARs      Pay-outs   sation
  Principal Position                      Year       ($)       ($)       ($)/(3)/   ($)         (#)/(4)/  ($)
-------------------------------------------------------------------------------------------------------------------------------

  Thomas C. Galley, former CEO         Dec 1997/(1)/ $145,833  $     0   -          N/A         None      N/A        $ 0
  John M. Couzens, Interim President   Dec 1997/(1)/ $106,616  $     0   -          N/A         None      N/A        $2,138
  Tim Griffin, VP Sales & Marketing    Dec 1997/(1)/ $101,667  $11,250   -          N/A         None      N/A        $ 0

  Thomas C. Galley, former CEO           1997/(2)/   $156,000  $     0   -          N/A         None      N/A        $ 0
                                         1996/(2)/   $156,000  $     0   -          N/A         None      N/A        $ 0

(1) Period represents 11 months ended December 31, reflecting a change in the fiscal year end.
(2)  Periods presented are for the years ended January 3 1.
(3)  Other perquisites and benefits arc less than 10% of total salary and bonus.
(4) Number of shares of Company Common Stock subject to options granted during the year indicated.

STOCK OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1997

     No stock option grants were made to any of the named executive officers for the year ended December 31, 1997.

AGGREGATE OPTIONS EXERCISED DURING 1997 AND OPTION VALUES AT DECEMBER 31, 1997

     The following table sets forth certain information regarding options to purchase shares of Company Common Stock exercised during the Company's fiscal year ended December 31, 1997 and the number and value of exercisable and unexercisable options to purchase shares of Company Common Stock held as of the end of the Company's fiscal year by the Chief Executive Officer and other officers of the Company named in the Summary Compensation Table:



 AGGREGATE OPTIONS EXERCISED DURING 1997 AND OPTION VALUES AT DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                             Number of
                                            Securities         Value of
                                            Underlying       Unexercised
                                            Unexercised      In-the-Money
                                            Options at        Options at
                      Shares                 12/31/97          12/31/97
                     Acquired     Value    Exercisable/      Exercisable/
Name                on Exercise  Realized  Unexercisable  Unexercisable/(1)/
----                -----------  --------  -------------  ------------------

Thomas C. Galley       None         --     50,000/50,000   $21,900/$21,900
John M. Couzens        None         --     25,000/25,000
Tim Griffin            None         --     12,500/37,500

_____________
   (1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value per share of Company Common Stock of $4.563 at December 31, 1997, and the option exercise price per share multiplied by the number of shares subject to options.

EMPLOYMENT AGREEMENTS

   The Company had Employee Agreements with the following Executive Officers:

John M. Couzens
---------------

    Mr. Couzens has an employment agreement with the Company under which Mr. Couzens receives a base salary of $117,700 per year. Under the agreement, either party may terminate employment with a sixty (60) day notice in writing. In such case, Mr. Couzens is entitled to compensation for such sixty (60) days provided he continue to perform his services during such period.

Paul Greiving
-------------

    Mr. Greiving has an employment agreement with the Company under which Mr. Greiving is to receive a base salary of $125,000 per year. In the event of a merger where his position as Chief Financial Officer is eliminated, or his position is substantially changed, Mr. Greiving has a 60 day option to resign and collect 100% of his base salary as severance pay.

Tim Griffin
-----------

    Mr. Griffin has an employment agreement with the Company under which Mr. Griffin receives a base salary of $115,000 per year. Under the agreement, either party may terminate employment with a sixty (60) day notice in writing. In such case, Mr. Griffin is entitled to compensation for such sixty (60) days provided he continue to perform his services during such period. In addition, upon termination, Mr. Griffin may elect to terminate the non-compete clause for a one-time payment to the Company of $100,000.

Mary Beth Loesch
----------------

    Ms. Loesch has an employment agreement with the Company under which Ms. Loesch receives a base salary of $175,000 per year. In the case of termination for reasons other than those stipulated in the Agreement, Ms. Loesch will receive 100% of her base salary payable over an 18 month period payable during the normal course of payroll distributions, or as one lump sum, at the discretion of the Company. Under the agreement, Ms. Loesch is subject to a non-compete clause for a period of 18 months.

    There are non-compete and confidentiality agreements with sales account executives and engineers. Such agreements generally provide that in the event of the employee's termination the employee will not (i) compete with the Company for a period of two years after the termination of employment within a radius of 100 miles of any office of the Company or any subsidiary of the Company; (ii) solicit, directly or indirectly, any customer of the Company or any subsidiary of the Company for a period of three years, or (iii) release Company trade secrets and proprietary information. The Company may elect to terminate the employee without cause. If terminated without cause, the employee is entitled to 10 days' severance compensation.

                           RELATED PARTY TRANSACTIONS

    In September 1996, the Company acquired the outstanding common stock of Interwest Communications C.S. Corp. from Interwest Group, Inc. ("Group") through the issuance of 2,306,541 shares of its common stock. In April 1997, in exchange for $3,000,000, the Company issued to Group

631,579 shares of common stock and 63,158 warrants to purchase common stock at $5.70 per share exercisable for a period of 5 years. As a result of these transactions, Group is the beneficial owner of 52.1 % of the outstanding common stock. Additionally, in March 1998, the Company obtained a $1.6 million loan from Anschutz Corporation, the sole shareholder of Group, in exchange for a $1.6 million convertible promissory note due March 1999. The note includes a conversion clause which allows conversion if the note is not paid when due and carries a conversion price of $4.25 per share. In the case of conversion, Group would increase its ownership position by 376,471 shares.

     On March 15, 1998, Mr. Galley entered into a Severance Agreement and Mutual Legal Release whereby the Company agrees to pay a total of two years severance from the date of termination from employment at a rate of $160,000 per year. The portion of unvested incentive stock options that would have vested on March 18 but for the termination of employment, became vested. Under the agreement, Mr. Galley agrees to refrain from soliciting or recruiting any of the Company's employees to work either for Mr. Galley or for a firm which Mr. Galley is associated for a period of 24 months. The agreement also stipulates that Mr. Galley may not disclose trade secrets or confidential information. All prior agreements have been terminated and each party is released from all legal claims and demands including but not limited to the Non-Compete Agreement dated December 23, 1991, the Executive Employment Agreement dated October 10, 1997, and the Buy-Sell Agreement dated May 1, 1994.

     On March 15, 1998, Mrs. Galley entered into a Severance Agreement and Mutual Legal Release whereby the Company agrees to pay a total of twelve months severance pay at a rate of $100,000 per year. The portion of unvested incentive stock options that would have vested on March 18 but for the termination of employment, became vested. Under the agreement, Mrs. Galley agrees to refrain from soliciting or recruiting any of the Company's employees to work either for Mrs. Galley or for a firm which Mrs. Galley is associated for a period of 24 months. The agreement also stipulates that Mrs. Galley may not disclose trade secrets or confidential information. All prior agreements have been terminated and each party is released from all legal claims and demands including but not limited to the Non-Compete Agreement dated December 23, 1991.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The following table sets forth certain information as of April 7, 1998 with respect to each director and executive officer, each person who is known to the Company to be the beneficial owner of more than five percent of the Company common stock, and all directors and executive officers as a group. The Shares listed below represent ownership, whether direct or beneficial, of the Company's common stock which is the only class of voting securities outstanding.

                                    AMOUNT OF
                                    BENEFICIAL     PERCENT OF
                                    OWNERSHIP      CLASS
--------------------------------------------------------------------------------
THOMAS C. GALLEY (1)                756,178        13.7%
7100 E. Belleview Ave.
Suite 201
Greenwood Village, CO 80111

PETER A. GUGLIELMI (2)              9,861          *
4951 Indiana Avenue
Lisle, IL 60532

WILLIAM J. MAXWELL (3)              5,439          *
500 18/th/ Avenue, NE
Suite 2600
Bellevue, WA 98004

JOHN M. COUZENS (4)                 61,797         1.1%
7100 E. Belleview Ave.
Suite 201
Greenwood Village, CO 80111

CRAIG D. SLATER (5)                 2,875,519      52.7%
555 17/th/ St.
Suite 2400
Denver, CO 80202

ROBERT L. SMITH                        -           *
7100 E. Belleview
Suite 201
Greenwood Village, CO 80111

REYNALDO U. ORTIZ                      -           *
555 17/th/ St.
Suite 2400
Denver, CO 80202

RICHAR D LIEBHABER (6)                 -           *
555 17/th/ St.
Suite 2400
Denver, CO 80202

PAUL W. GREIVING (7)                19,500         *
7100 E. Belleview Ave.
Suite 201
Greenwood Village, CO 80111

MARY BETH LOESCH (8)                26,000         *
7100 E. Belleview Ave.
Suite 201
Greenwood Village, CO 80111

TIM GRIFFIN (9)                     25,000         *
7100 E. Belleview Ave.
Suite 201
Greenwood Village, CO 80111

INTERWEST GROUP, INC. (10)          2,873,568      52.6%
("GROUP")
555 17/th/ St.
Suite 2400
Denver, CO 80202

ALL DIRECTORS AND EXECUTIVE OFFICERS
AS A GROUP (11)                     3,779,294      66.5%
_______________
*   Less than one percent.


(1) Share ownership includes 379,177 shares of Company Common Stock owned beneficially and of record, 132,358 shares owned beneficially by. virtue of his wife's ownership of said shares, 126,143 shares owned beneficially and of record in joint tenancy with his wife, presently exercisable options to purchase 75,000 shares owned beneficially and of record and options to purchase 43,500 shares owned beneficially by virtue of his wife's ownership of said options.
(2) Share ownership includes 1,194 shares and an option to purchase 12,000 shares of which 8,667 is presently exercisable.
(3) Share ownership includes 2,105 shares and an option to purchase 10,000 shares of which 3,334 is presently exercisable.
(4) Share ownership includes 36,797 shares and an option to purchase 50,000 shares of which 25,000 is presently exercisable.
(5) Mr. Slater is a director of Group. However, Mr. Slater disclaims beneficial ownership of all shares except 1,951 shares which he owns beneficially and of record.
(6) Mr. Liebhaber is director of a subsidiary of Anschutz Company. Anschutz is the sole shareholder of Group. Mr. Liebhaber disclaim beneficial ownership of all shares held by Group.
(7) Share ownership includes 7,000 shares of Company Common Stock owned beneficially and of record and an option to purchase 50,000 shares of which 12,500 is presently exercisable.
(8) Share ownership includes 1,000 shares of Company Common Stock owned beneficially and of record and an option to purchase 100,000 shares of which 25,000 is presently exercisable.
(9) Share ownership includes an option to, purchase 50,000 shares of which 25,000 is presently exercisable.
(10)Share ownership includes 2,810,410 shares of Company Common Stock owned beneficially and of record and warrants to purchase 63,158 shares. Philip F. Anschutz, the sole shareholder of Anschutz Company, the corporate parent of Group, 555 17th Street, Suite 2400, Denver, Colorado 80202, will exercise sole voting and dispositive control over these shares. The number of shares listed does not include 376,471 shares of common stock which Anschutz Company would receive upon conversion of its $1.6 million convertible promissory note due March 1999. The note includes a conversion clause which allows conversion if the note is not paid when due and carries a 'conversion price of $4.25 per share. In the case of conversion, as Anschutz Company is the corporate parent of Group, the ownership position of Group would increase by 376,471 shares.
(11)Represents 12 persons as of April 7, 1998. Share ownership includes 2,875,519 shares reported in the table with respect to Mr. Slater. Mr. Slater disclaims beneficial ownership of all but 1,951 of these shares.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 (the " 1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the company's equity securities, if any, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of equity securities of the Company.

Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, all of the Company's Officers and Directors have complied with all applicable Section 16(a) filing requirements with one exception: for the period ending December 31, 1997, John Couzens, Interim President and Chief Executive Officer, filed a late Form 4. This statement is based solely on a review of the copies of such reports furnished to the Company by its Officers and Directors.

                    PRICE RANGE OF THE COMPANY COMMON STOCK

     The Company Common Stock is traded on the NASDAQ Small-Cap Market under the symbol "INCC." The following table represents the range of high and low bid prices in dollars for the Company Common Stock for the eight fiscal quarters ended December 31, 1997:

                                 QUARTER ENDED
                                ---------------

               Apr-30-96   Jul-31-96   Oct-31-96   Jan-31-97
               ---------   ---------   ---------   ---------
               High  Low   High  Low   High  Low   High  Low

               4.63  3.63  7.13  4.00  6.81  5.00  6.88  4.88

                                 QUARTER ENDED
                                ---------------

               Apr-30-97   Jul-31-97   Oct-31-97   Dec-31-97
               High  Low   High  Low   High  Low   High  Low
               ---------   ---------   ---------   ---------
               5.56  4.13  8.88  4.63  9.50  7.31  8.00  4.56


                                  PROPOSAL ONE
                       A PROPOSAL TO ELECT TWO DIRECTORS

     The Company's Board of Directors has recommended the election of the two nominees listed below, each to serve a three year term. Peter A. Guglielmi, who was elected to the Board in 1995, is nominated for reelection. Robert L. Smith previously served on the Board from September 1996 through June 1997, was appointed as a member in March 1998 to replace Arnell J. Galley, and is nominated for reelection.

     The persons named as "proxies" in the enclosed form of Proxy intend to vote for the two nominees for election as Directors unless otherwise instructed in such Proxy. If at the time of the Annual Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee and nominees, if any, as shall be designated by the Board of Directors. In the election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the Board of Directors.

                                  PROPOSAL TWO

         A PROPOSAL TO APPROVE AN AMENDMENT TO THE 1996 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF OPTIONS AVAILABLE TO BE GRANTED
                            FROM 875,000 TO 975,000

     The Board of Directors adopted the 1996 Incentive Stock Plan (the "1996 Plan") on March 18, 1996 and the shareholders approved it at the Special Meeting of Shareholders held on September 12, 1996. In March 1998 the Board of Directors adopted an amendment to the 1996 Plan to increase the number of shares from 875,000 to 975,000. Approval of the amendment by the shareholders will insure that all options issued after the March 1998 Board amendment may be treated at the Company's election as "incentive stock options" within the meaning of the Internal Revenue Code ("Code").

     The 1996 Plan is intended to provide incentives to Officers, employee Directors, key employees and other persons who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in the Company. The Board of Directors believes that this will help to align the interests of the Company's employees and management with the interests of the Company's shareholders. Only employees and consultants of the Company are eligible to receive options or stock purchase rights under the 1996 Plan. As of April 7, 1998, approximately 250 persons were eligible to receive option grants under the 1996 Plan. Options and stock purchase rights may be subject to vesting. The options granted to date under the 1996 Plan are subject to the following vesting:

        Employment After Grant Date    Exercisable Percentage of Shares
        ---------------------------    --------------------------------
        At Grant Date                       25%
        One Year                            25%
        Two Years                           25%
        Three Years                         25%

     Some options granted under the 1996 Plan may be intended to qualify as incentive stock options. Incentive stock options may be granted only to employees. The exercise price of such options may not be less than 100 % of the fair market value of the Company Common Stock on the date of the grant and the term of any such option may not exceed 10 years. Fair market value is the closing bid price for the Company's shares of Company Common Stock as reported by the NASDAQ or such national stock exchange on which the stock may then be traded. Some options granted under the 1996 Plan may be intended to be treated as "nonqualified options." Nonqualified options may be granted to both employees and consultants. The Board of Directors determines the exercise price per share for nonqualified options. However, if the exercise price is less than fair market value on the date the option is granted, the discount is treated as a charge to earnings on the Company's financial statements.

     The 1996 Plan is administered by a committee appointed by the Board of Directors ("Committee"). The Committee will be constituted to comply with Code section 162(m) and Securities and Exchange Commission Rule 16b-3. The Committee also has the power to interpret the 1996 Plan and the provisions in the instruments evidencing grants made under the 1996 Plan, and is empowered to make all other determinations deemed necessary or advisable for the administration of the 1996 Plan. Unless sooner terminated by the Company, the 1996 Plan will terminate on July 1, 2005.

     Under the 1996 Plan, the Committee may offer an employee or consultant the right to purchase Company Common Stock (other than pursuant to an option) on terms and conditions and subject to such restrictions as the Committee determines. Options and stock purchase rights granted under the 1996 Plan are not transferable (except by the laws of descent and distribution) and, with certain exceptions, may be exercised by the optionee only during the period of his or her employment or within three months after termination of employment. Any shares subject to options that expire or otherwise terminate without having been exercised in full are available for future grant under the 1996 Plan. An option or stock purchase right may be exercised by written notice to the Company specifying the number of shares as to which the option is exercised. The exercise price may be paid in cash or by surrendering shares of Company Common Stock having a fair market value equal to the exercise price. The exercise price for a stock purchase right may also be paid with a promissory note; however the Company Common Stock is not issued until the note is paid in full.

     The maximum number of shares that may be subject to options or stock purchase rights granted to any individual during the term of the 1996 Plan is 500,000.

     CHANGE IN CONTROL. If the Company's assets or 50% of the outstanding
     -----------------
Company Common Stock is sold, the outstanding options and stock purchase rights shall become fully vested and immediately exercisable.

     ADJUSTMENT. In the event a change, such as a stock split, is made in the
     ----------
Company's capitalization which results in an exchange or other adjustment of each share of Company Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unexercised options and stock purchase rights and in the exercise price and in the number of shares subject to each outstanding option. The Board of Directors also may make provisions for adjusting the number of underlying outstanding options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the outstanding Company Common Stock. Options and stock purchase rights may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the option or stock purchase rights on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation.

     TERMINATION OR DEATH, OR DISABILITY OF EMPLOYEE. In the event that the
     -----------------------------------------------
employment of an employee, or the engagement of a consultant to whom an option was granted shall be terminated, such option may be exercised to the extent it is vested, within three (3) months after such termination, but not later than the expiration of the option term. In the event that the employee dies during the term of the option, or within three months after termination of employment, or engagement as a consultant, the option may be exercised at any time within six (6) months following the date of death by the employee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent that the option vests during the six (6) month period or, if the optionee dies during the three month period following termination, to the extent the option was vested at the date of termination. If an employee or consultant is unable to continue performing services for the Company on account of a disability during the term of an option, the option may be exercised at any time within six (6) months following the date of termination, but only to the extent the option was vested at the date of disability.

     TAX MATTERS. The Company believes that, under the applicable provisions of
     -----------
Section 422 of the Code and the regulations of the United States Treasury Department currently in effect, a grantee will not incur any United States Federal income tax upon the grant or exercise of an employee option which is an incentive stock option. Generally, there are no tax consequences to the Company for grants or exercises of incentive stock options. However, if the grantee sells Company Common Stock acquired through exercise of an incentive stock option within two years of the date the incentive option was granted and one year after the date the incentive option was exercised, the grantee will have compensation equal to the sales price (or, if less, the Common Stock's fair market value at the date of exercise) minus the exercise price and the Company will have a corresponding deduction. However, at the time the incentive stock options described below under "Options Currently Outstanding" were granted, the 1996 Plan did not satisfy all of the requirements of Code section 162(m). As a result, if Mr. Galley makes a disqualifying disposition the Company may be precluded from deducting any compensation (including income from the disqualifying disposition) with respect to Mr. Galley for the year of the disqualifying disposition that exceeds $1 million.

     Upon exercise of a nonqualified option, for federal income tax purposes, the Company will be entitled to a deduction and the grantee will recognize ordinary income subject to withholding. The amount of the income and the deduction is equal to the amount by which the fair market value of the Company Common Stock on the date the option is exercised exceeds the exercise price.

     Upon exercise of a stock purchase right, for federal income tax purposes, the Company will be entitled to a deduction and the grantee will recognize ordinary income in an amount equal to the amount by which fair market value of the Company Common Stock on the date the restricted stock right is exercised exceeds the exercise price.

     OPTIONS CURRENTLY OUTSTANDING. As of April 7, 1998, the Company had
     -----------------------------
authorized the issuance of 839,194 options (net of options which have expired and returned to the option pool) to be granted as incentive stock options under the 1996 Plan. These options were granted at the market price on the date of grant, except for 158,000 options, of which 118,500 are currently outstanding, to certain 10% shareholders, which were granted at 110% of the market price. The options granted will expire at various dates not to exceed ten (10) years, except for 158,000 options, of which 118,500 are currently outstanding, to certain 10% shareholders, which will expire five (5) years from the grant date. If the Amendment to the 1996 Plan is not approved, options issued in excess of the authorized 875,000 shares will remain outstanding as non-qualified stock options.

     CURRENT MARKET VALUE OF SECURITIES UNDERLYING OPTIONS UNDER GRANT. The
     -----------------------------------------------------------------
current market value of securities underlying the options outstanding as of April 7, 1998 under the 1996 Plan was $3,934,141 based on the closing price per share as reported on NASDAQ at that date.

     BOARD RECOMMENDATION TO SHAREHOLDERS AND VOTE REQUIRED. The Board of
     ------------------------------------------------------
Directors recommends that the Amendment to the 1996 Plan be approved and adopted. To approve the amendment to the 1996 Plan, the votes cast favoring the action must exceed the votes cast opposing the action.

                          COMPANY'S RELATIONSHIP WITH
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     It is expected that a representative of KPMG Peat Marwick, Denver, Colorado, the Company's independent certified public accountants for the current year will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

                             FINANCIAL INFORMATION

     A copy of the Company's Annual Report for the fiscal year ended December 31, 1997, including audited financial statements, is attached hereto.


                                 OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the appointees named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.


                             SHAREHOLDER PROPOSALS

     Any shareholder proposing to have any appropriate matter brought before the 1999 Annual Meeting of Shareholders must submit such proposal in accordance with the proxy rules of the Commission. Such proposals should be sent to the Secretary of the Company not later than January 19, 1999 to be considered for inclusion in the 1999 Proxy Statement.



                                             By Order of the Board of Directors:

                                             INTERNET COMMUNICATIONS CORPORATION




Date: April 17, 1998                         John M. Couzens
                                             Interim President

APPENDIX B

                      INTERNET COMMUNICATIONS CORPORATION
                           1996 INCENTIVE STOCK PLAN
                         As Amended December 10, 1997
                       (Subject to Shareholder Approval)


 1. PURPOSE OF PLAN. This Incentive Stock Plan is intended to encourage ownership of shares of Internet Communications Corporation (the "Corporation") by key Employees and Consultants of the Corporation, thereby providing additional incentive for such Employees and Consultants to promote the success of the business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement. The Committee also has the discretion to grant Stock Purchase Rights, or to issue stock to Employees in consideration of past services.

 2.  DEFINITIONS.  As used herein, the following definitions shall apply:

    (a) "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Corporation, if no Committee is appointed.

    (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    (c) "CORPORATION" shall mean Internet Communications Corporation, a Colorado corporation.

    (d) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with Section 4 of the Plan, if one is appointed.

    (e) "CONSULTANT" shall mean any person, including directors, performing services for the benefit of the Corporation as an independent consultant or advisor.

    (f) "CONTINUOUS STATUS AS AN EMPLOYEE OR A CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or a Consultant, as applicable. Continuous Status as an Employee or a Consultant shall not be considered interrupted in the case of sick leave, military leave, leave of absence or sabbatical, the "loan" of the Employee or Consultant to another business or agency, or any other leave of absence approved by the Board.

    (g) "EMPLOYEE" shall mean any person employed by the Company or any Parent or Subsidiary of the Corporation in a management position or in a position requiring specialized training or expertise. The payment of a director's fee by the Corporation shall not be sufficient to constitute "employment" by the Corporation.

    (h) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

    (i) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option.

    (j)  "OPTION" shall mean a stock option granted pursuant to the Plan.

    (k)  "OPTIONED STOCK" shall mean the Stock subject to an Option.

    (l) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

    (m) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (n)  "PLAN" shall mean this Incentive Stock Plan.

    (o) "PURCHASER" shall mean an Employee or Consultant who exercises a Stock Purchase Right.

    (p) "SHARE" shall mean a share of the Stock, as adjusted in accordance with Section 11 of the Plan.

    (q) "STOCK" shall mean the no par value common stock of the Corporation.

    (r) "STOCK OPTION AGREEMENT" shall mean the written agreement setting forth the grant of an Option and terms and conditions relating thereto (which need not be the same for each Option), in the form attached hereto or such other form as the Board in its discretion may approve.

    (s) "STOCK PURCHASE AGREEMENT" shall mean a written agreement (which need not be the same for each Stock Purchase Right) setting forth the terms and conditions relating to the purchase of Stock under a Stock Purchase Right, in such form as the Board in its discretion may approve.

    (t) "STOCK PURCHASE RIGHT" shall mean a purchase of Stock pursuant to the Plan.

    (u) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.


 3. SHARES SUBJECT TO PLAN. There will be reserved for use from time to time under the Plan, an aggregate of 975,000 shares of Stock. As the Board of Directors of the Corporation shall from time to time determine, the Shares may be in whole or in part authorized but unissued Shares or issued Shares which shall have been reacquired by the Corporation. If an Option should expire or become unexercisable for any reason without having been exercised in full, or if any shares of Stock are repurchased by or forfeited to the Corporation, the unpurchased, repurchased, or forfeited Shares which were subject thereto shall become available for future grant or sale under the Plan unless the Plan shall have been terminated.

 4.   ADMINISTRATION OF PLAN.

    (a) COMMITTEE. The Plan shall be administered by the Board of Directors of the Corporation; provided that the Board of Directors may appoint a Committee, which shall consist of not less than three (3) members of the Board of Directors. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members and action so taken shall be fully as effective as if it had been taken by a vote held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its obligation to the Corporation, its shareholders, and its option holders, the Committee's interpretation and construction of any of the provisions of this Plan, or of any rules promulgated under this Plan, shall be final and binding on all Optionees, Purchasers, and any other holders of any Options or Stock Purchase Rights granted under the Plan, unless overturned by the Board of Directors. No member of the Committee shall be liable for any action or determination made in good faith in connection with this Plan.

    (b) INTERESTED DIRECTORS. Members of the Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to said Board or Committee member. Notwithstanding the foregoing, with respect to the grant of Options or Stock Purchase Rights to Employees or Consultants who are or who may become "covered employees" within the meaing of Section 162(m) of the Code, the Committee shall be so constituted that it meets the requirements for a "compensation committee" within the meaning of Section 162(m) of the Code. The Committee shall at all times be constituted so that it meets the requirements of Securities and Exchange Commission Rule 16b-3, as such Rule may be in effect from time to time.

     (c) POWER OF THE BOARD. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights;
(ii) to determine, upon review of relevant information and in accordance with Section 6 of the Plan, the fair market value of the Stock; (iii) to determine the exercise price per share of Options, or Stock Purchase Rights to be granted, which exercise price shall be determined in accordance with
Section 6 of the Plan; (iv) to determine the Employees and Consultants to whom, and the time or times at which,

Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option or Stock Purchase Right granted (which need not be the same for each Option or Stock Purchase Right granted) and, with the consent of the holder thereof, modify, terminate or amend each Option or Stock Purchase Right; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;
(ix) to authorize any person to execute on behalf of the company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Committee; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.


 5.   ELIGIBILITY.

    (a) GENERALLY. Options and Stock Purchase Rights may be granted to Employees and Consultants, provided that Incentive Stock Options may only be granted to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted additional Options or Stock Purchase Rights. The maximum number of shares that may be subject to Options granted to an Employee or Consultant shall be 500,000 shares.

    (b) CRITERIA. In making any determination as to Employees and Consultants to whom Options and Stock Purchase Rights shall be granted, the Committee shall take into account such factors as it shall deem relevant in accomplishing the purpose of the Plan, including but not limited to the Employee's or Consultant's loyalty, performance, and experience.

    (c)  ISO LIMITATIONS WITH RESPECT TO PRICE.  In no event shall an
Incentive Stock Option be granted to any person who, at the time such Option is granted, owns (as defined in Section 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Corporation or of its parent or subsidiary corporation, unless the option price is at least 110% of the fair market value of the stock subject to the Option.

    (d) ISO LIMITATIONS WITH RESPECT TO SHARES. Moreover, the aggregate fair market value (determined as of the time that option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual Employee during any single calendar year under this Plan and all the incentive stock option plans of the Corporation (and its parent and subsidiary corporations, if any), shall not exceed $100,000.

    (e) NO EMPLOYMENT CONTRACT. The Plan shall not confer upon any Optionee or holder of a Stock Purchase Right any right with respect to continuation of employment by or the rendition of consulting services to the Corporation, nor shall it interfere in any way with his right or the Corporation's right to terminate his employment or services at any time.

 6.   PRICES.


    (a)  GENERALLY.   The per share exercise price for the Shares to
be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Committee. However, the exercise price of the Shares which shall be covered by each Incentive Stock Option shall be at least 100% of the fair market value of the Shares at the time of granting the Incentive Stock Option. For purposes hereof, fair market value means an amount equal to the closing bid price on the applicable date for shares of Common Stock made and reported through the Small Cap Market of the National Association of Securities Dealers, Inc., or such national stock exchange on which the Stock may then be listed and which constitutes the principal market for the Stock, or, if no sales of the Stock shall have been reported with respect to that date, on the next preceding date with respect to which sales are reported. If, however, the stock is not publicly traded at time of grant of an Incentive Stock Option, the fair market value at date of grant shall be established by the Committee, in good faith, based on such information as it shall deem necessary.



    (b) PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, or Stock Purchase Right, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, or other Shares of Stock of the Corporation having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option or Stock Purchase Right shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law; provided however, no Optionee shall be entitled to pay for Shares to be issued upon exercise of an Incentive Stock Option by exchanging shares of the Corporation which were previously acquired as "statutory option stock," as that term is identified in Section 425 of the Code, until the applicable holding period, as prescribed by the Code, has been satisfied. In addition, the Corporation may accept a promissory note issued by a Purchaser in exercise of a Stock Purchase Right; provided that such note shall not be considered payment for the Shares and no Share Certificate shall issue until the note is paid in full. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Corporation.


 7.   OPTIONS.


   (a) GENERALLY. Subject to the provisions of the Plan, the Committee shall determine for each Option (which need not be identical) the number of shares for which the Option shall be granted, the Option price of the Option, and all other terms and conditions of the Option.

    (b) TERM OF OPTION. The term of each Option may be up to ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.

    (c)  EXERCISE OF OPTION.

      (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Corporation or the Optionee, or both, and as shall be permissible under the terms of the Plan.

      (ii)  An Option may not be exercised for a fraction of a Share.

      (iii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 6 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights of a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

      (iv) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sales under the Option, by the number of Shares as to which the Option is exercised.

      (v) Except as otherwise specifically provided herein, an Option may not be exercised at any time unless the holder thereof shall have maintained Continuous Status as an Employee or Consultant of the Corporation or of one or more of its subsidiaries, or a parent corporation, from the date of the granting of the Option to the date of its exercise.

    (d) TERMINATION OF EMPLOYMENT. In the event that the employment of an Employee or the engagement of a Consultant to whom an Option shall have been granted shall be terminated other than by reason of death or disability, such Option may be exercised (to the extent that the Employee or Consultant shall have been entitled to do so at the termination of his employment or consultancy) at any time within three (3) months after such termination, but in any event no later than the date of expiration of the Option term. So long as the holder of an Option shall maintain Continuous Status as an Employee or Consultant of the Corporation or one or more of its subsidiaries, his Option shall not be affected by any change of duties or position. To the extent that the holder of an Option was not entitled to exercise his Option at the time of his termination, or insofar as he does not exercise such

Option to the extent he was entitled within the time specified herein, the Option shall itself terminate at the time of such termination.

    (e)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 7(d) above, in the event an Employee or Consultant is unable to continue his employment with or to perform services for the benefit of the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months after termination due to such disability (or such other period set forth in his Option Agreement) exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or insofar as he does not exercise such Option to the extent he was entitled within the time specified herein, the Option shall terminate. The Option may be exercised in the event of such disability by any parent, sibling, spouse or issue of the Employee or Consultant, or by any other person the Corporation reasonably believes to have the authority to exercise such Option on the Employee's or Consultant's behalf.

    (f) DEATH OF OPTIONEE. Unless otherwise set forth in the Option Agreement, in the event of the death of an Optionee:

      (i) if Optionee dies during the term of the Option and is at the time of his death an Employee or Consultant of the Corporation who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (or such other period set forth in his Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, or

      (ii) if Optionee dies within three (3) months after the termination of Continuous Status as an employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of such termination.

 8.   STOCK PURCHASE RIGHTS.

    (a) RIGHTS TO PURCHASE. After the Board determines that it will offer an Employee or Consultant the right to purchase Shares (other than pursuant to an Option) under the Plan, it shall advise the offeree in writing of the terms, conditions, and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, the proposed Stock Purchase Agreement, and the time within which such person must accept such offer, which shall in no event exceed nine (9) months from the date upon which the Board of Directors or its Committee made the determination to grant the Stock Purchase Right. The offer may be accepted by execution of the Stock Purchase Agreement and its return to the Corporation (together with payment for the Stock being purchased) within the time specified.

    (b)  ISSUANCE OF SHARES.  Forthwith after payment therefor, the
Shares purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Corporation as a condition to the Purchaser purchasing such Shares.

    (c) OTHER PROVISIONS. The Stock Purchase Agreement shall contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board.

 9. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Purchaser, only by the Optionee or Purchaser.



 10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, or repurchase of Shares from a Purchaser upon termination of Employment, as well as the price per share of Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, the payment of a stock dividend with respect to the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.
Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option or Stock Purchase Right.


 11. ACCELERATION AND VESTING OF OPTIONS.   In the event the Corporation
consummates a transaction in which 50% of the outstanding shares of the Corporation are acquired or the assets of the Corporation are acquired, immediately prior to the consummation of such transaction, options and stock purchase rights granted under this plan become fully vested and immediately exercisable.

 12. EFFECTIVENESS OF PLAN. The Plan shall become effective on such date as the Board of Directors shall determine, but only after the shareholders of the Corporation shall, by the affirmative vote of a majority in interest of all the shares of the Corporation taken within twelve (12) months after the date the Plan is adopted, have approved the Plan.


 13.  TERMINATION AND AMENDMENT OF PLAN.  The Plan shall terminate on July
1, 2005, and no Option or Stock Purchase Right shall be granted under the Plan after that date. The Board of Directors may at any time and from time to time modify or amend the Plan (including the form of Stock Option Agreement or Stock Purchase Agreement) in such respects as it shall deem advisable. The Board of Directors may not make changes in the class of persons eligible to receive options or rights under the Plan, including the definitions of "Employee" and "Consultant" without approval by a majority in interest of all the shares of the Corporation. The termination or any modification or amendment of the Plan shall not, without the consent of the employee, affect his rights under an Option theretofore granted to him unless such amendment is required to enable the Option to qualify as an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code of 1986.


 14.  ISSUANCE OF SHARES.

    (a) Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance, which approval shall not be unreasonably withheld.

    (b)  As a condition to the exercise of an Option or Stock Purchase
Right, the Corporation may impose various conditions, including a requirement that the person exercising such Option represent and warrant, at the time of any such exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.


 15.  RESERVATION OF SHARES.  The Corporation, during the term of this
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect to the failure to issue or sell such Shares as to which such requisites authority shall not have been obtained, provided that such inability is not directly caused by the Corporation or its agents or cannot be cured by the Corporation without unreasonable effort or expense.

                      INTERNET COMMUNICATIONS CORPORATION
                       INCENTIVE STOCK OPTION AGREEMENT

 THIS OPTION AGREEMENT is made this _______ day of _______________________, 19____, by and between Internet Communications Corporation, a Colorado corporation (the "Corporation") and ________________________________________ an
employee of the Corporation ("Optionee").


 The Corporation desires, by affording the Optionee an opportunity to purchase Shares of its Common Stock (the "Shares"), to carry out the purpose of the 1996 Incentive Stock Plan (the "Plan") approved by its shareholders and directors. The terms defined in the Plan shall have the same defined meanings herein.

 1. GRANT OF OPTION. The Corporation hereby irrevocably grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of _________________________ (__________) Shares (such number being subject to adjustment as provided in section 12 hereof) on the terms and conditions herein set forth.

 2.   NATURE OF THE OPTION.  This Option is intended to qualify as an
Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

 3. EXERCISE PRICE. The purchase price of the Shares covered by the Option shall be $___________ per share, which purchase price is the fair market value per share of the Corporation's Common Stock as determined in good faith by the Corporation's Board of Directors. The purchase price of the shares shall be paid in full in cash at the time of exercise.

 4.   TERM OF OPTION.  The term of the Option shall be for a period of ten
(10) years from date hereof, subject to earlier termination as provided in Sections 10, 11, and 12 hereof.


 5. LIMIT ON EXERCISE OF OPTION. The Option shall become vested according to the following schedule:

    Employment After                   Vested
     Grant Date                    Percentage
    ----------------               ----------
   On Grant Date                      25%
   One Year After Grant Date          25%
   Two Years After Grant Date         25%
   Three Years After Grant Date       25%

Once an increment has become vested, it shall remain vested. Except as provided in paragraphs 10, 11, and 12 hereof, the Option may not be exercised at any time unless the Optionee shall have maintained Continuous Status as an Employee of the Corporation or of its Parent or of one or more of its Subsidiaries, from the date hereof to the date of the exercise of the Option. The holder of the Option shall not have any of the rights of a shareholder with respect to the Shares covered by the Option except to the extent that one or more certificates for such Shares shall be delivered to him upon the due exercise of the Option.


 6. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to the Corporation, at its principal office. Such notice shall be in the form of Exhibit A attached hereto, shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall either: (a) be accompanied by payment of the full purchase price of such shares, in which event the Corporation shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received; or (b) fix a date (not less than five (5) nor more than ten
(10) business days from the date such notice shall be received by the Corporation) for the payment of the full purchase price of such shares at the principal office of the Corporation, against delivery of a certificate or certificates representing such shares. Payment of such purchase price shall, in either case, be made by check payable to the order of the Corporation. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 11 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.


 7. NONTRANSFERABILITY. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.


 8. DISCLOSURE AND RISK. The Optionee represents and warrants to the Corporation as follows:


    (a) This Option and the Shares will be acquired by the Optionee for Optionee's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

    (b) The Optionee understands that: (i) at time of grant and exercise, the Option and the shares have not been and probably will not have been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act, and that they must be held by the Optionee indefinitely;
(ii) that the Optionee must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration; (iii) that Rule 144, the usual exemption from registration, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares, that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy.

    (c) That because of Optionee's position with the Corporation and as a result of inquires made by Optionee and information furnished to Optionee by the Cooperation, Optionee has as of the date of grant and will have as of the date of exercise, reviewed all information necessary to make an informed investment decision.

    (d) The Optionee understands that, under certain conditions, disposition of the Shares subject to this Option Agreement could result in adverse tax consequences because of failure to meet prescribed holding period requirements. The Optionee understands that, if any of the Shares received under this Option are disposed of within two (2) years after the date of the Agreement or within one (1) year after such Shares were transferred to Optionee upon exercise of the Option, Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Shares at the time such Shares were delivered to Optionee over the price paid for the Shares. Optionee hereby agrees to notify the Corporation in writing within thirty (30) days after the date of any such disposition.

    (e) That Optionee understands that each certificate representing the Shares shall be endorsed with the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER ANY FEDERAL OR STATE
         SECURITIES LAWS.  THE SHARES MAY NOT BE OFFERED

         FOR SALE, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS SO REGISTERED OR QUALIFIED, OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION EXISTS. THE AVAILABILITY OF ANY EXEMPTION FROM REGISTRATION OR QUALIFICATION MUST BE ESTABLISHED BY AN OPINION OF COUNSEL FOR THE SHAREHOLDER, WHICH OPTION AND COUNSEL MUST BE REASONABLY SATISFACTORY TO THE COMPANY."

The Corporation need not register a transfer of any of the Shares unless one of the conditions specified in the foregoing legend is satisfied and the Corporation will not unreasonably withhold consent to registration of such a transfer. The Corporation may also instruct its transfer agent not to register the transfer of any of the Shares unless one of the conditions specified in the foregoing legend is satisfied. Any legend endorsed on a certificate pursuant to the foregoing language and the stop transfer instructions with respect to such Shares, shall be removed, and the Corporation shall promptly issue a certificate without such legend to the holder of such Shares, if such Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder provides the Corporation with an opinion of counsel for such holder of the Shares reasonably satisfactory to the Corporation, to the effect that such legend may be removed and such stop-transfer instructions may be rescinded.


 9. TERMINATION OF EMPLOYMENT. In the event that the employment of the Optionee by the Corporation shall be terminated (otherwise than by reason of death), the Option may be exercised by the Optionee at any time within three (3) months after such termination, but in any event no later than the date of expiration of the Option term. So long as the Optionee shall maintain Continuous Status as an Employee of the Corporation, its Parent, or one or more of its Subsidiaries (as defined in the Plan), the Option shall not otherwise be affected by any change of duties or position. To the extent that the Optionee was not entitled to exercise an Option held by the Optionee at the time of termination of Optionee's employment with the Company, the Option shall itself terminate at the time of such termination. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or of its Parent or of any of its Subsidiaries or interfere in any way with the right of the Corporation or any such Parent or Subsidiary to terminate Optionee's employment or consultancy at any time.


 10.  DEATH OR DISABILITY OF EMPLOYEE.

    (a) If the Optionee shall die while employed by the Corporation or its Parent or one or more of its Subsidiaries and shall have been in Continuous Status as an Employee since the date hereof, the Option may be exercised (to the extend that the Optionee shall have been entitled to do so at the date of Optionee's death) by a legatee or legatees of the Optionee under Optionee's last will, or by Optionee's personal representatives or distributees, at any time within six (6) months after the death of the Optionee, but in any event no later than the date of expiration of the Option Term. However, if Optionee dies within three (3) months after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    (b) Notwithstanding the provisions of Section 10 above, in the event the Optionee is unable to continue Optionee's employment with or to perform services for the benefit of the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months after termination due to such disability, exercise Optionee's Option to the extent Optionee was entitled to exercise it at the date of such disability. To the extent that Optionee was not entitled to exercise the Option at the date of disability, or if Optionee does not exercise such Option to the extent Optionee was so entitled within the time specified herein, the Option shall terminate. The Option may be exercised under this paragraph
(b) by any parent, sibling, spouse, or issue of the Optionee, or by any other person the Corporation reasonably believes to have the authority to exercise such Option.


 11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.


    (a) Subject to any required action by the shareholders of the Corporation, the number of Shares covered by the Option, as well as the purchase price per Share covered by the Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a stock split, the payment of a stock dividend with respect to the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

    (b) In the event of the proposed dissolution or liquidation of the Corporation, or in the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, the Option granted hereunder will automatically terminate and be of no further force or effect upon the effective date of such dissolution, liquidation, sale or merger. The Corporation shall give reasonable notice to the Optionee prior to effecting any transactions covered by this paragraph to give the Employee the opportunity to gain the benefit, if any, from such a transaction.


 12. GENERAL. The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto.

 IN WITNESS WHEREOF, the Corporation has caused this Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has executed this Agreement, all as of the day and year first above written.

         INTERNET COMMUNICATIONS CORPORATION


         By:________________________________

         Title:____________________________



         ___________________________________
         Optionee

 Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions of interpretations of the Corporation's Board of Directors upon any questions arising under the Plan, provided that such interpretations are made in good faith and in accordance with the Board's fiduciary obligations to the Corporation, its shareholders, and its Option holders.



      Dated: _____________________________, 19______.



      ______________________________________________
      Optionee

                                   EXHIBIT A

                      INTERNET COMMUNICATION CORPORATION
                         NOTICE OF EXERCISE OF OPTION



I, _____________________________________, hereby give notice to Internet
Communications Corporation (the "Company"), of my intent to exercise the option to purchase ________ shares of the Company's common stock granted to me under the Company's 1996 Incentive Stock Plan adopted effective March 18, 1996 (the "Option Plan").


 IN WITNESS WHEREOF, I have executed this Notice this ________ day of ______________________________, 19______.



      X_________________________________________

      __________________________________________
      Print Name



_______________________________________
Witness

PROXY
              PROXY
                      INTERNET COMMUNICATIONS CORPORATION
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints John M. Couzens, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Internet Communications Corporation held of record by the undersigned on April 7, 1998 at the Annual Meeting of Shareholders to be held on May 19, 1998, or any adjournment thereof.
1.   A proposal to elect two (2) Directors.
     [_]  FOR the following nominees (except as marked to the contrary)
     Peter A. Guglielmi      Robert L. Smith
     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CROSS OUT THAT NOMINEE'S NAME ABOVE.)
2.   A proposal to approve an amendment to the 1996 Incentive Stock Plan.
     [_] FOR     [_] AGAINST    [_]  ABSTAIN
3. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.






The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, Proxy Statement and Annual Report furnished therewith.
                    Dated: _________________________________________________

                    ____________________________________________________________
                              Signature(s) of Shareholder(s)

                    Signature(s) should agree with names appearing hereon. Executors, administrators, trustees, guardians, and
                    attorneys should indicate when signing.   Attorneys should
                    submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNET COMMUNICATIONS CORPORATION. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.